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                            EXHIBIT 21 TO FORM 10-K

                        UNITED MISSOURI BANCSHARES, INC.
                         SUBSIDIARIES OF THE REGISTRANT

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                                                                                  JURISDICTION OF
                                  SUBSIDIARY                                       ORGANIZATION
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WESTERN MISSOURI BANKS
United Missouri Bank, n.a. (Kansas City).......................................    U.S.
United Missouri Bank of Cass County (Peculiar).................................    Missouri
United Missouri Bank Northwest (St. Joseph)....................................    Missouri
EASTERN MISSOURI AND ILLINOIS BANKS
United Missouri Bank of St Louis, n.a..........................................    U.S.
United Missouri Bank Northeast (Monroe City)...................................    Missouri
UMB First National Bank (Collinsville, Illinois)...............................    U.S.
UMB First State Bank of Morrisonville (Illinois)...............................    Illinois
SOUTHWESTERN MISSOURI BANKS
United Missouri Bank of Carthage...............................................    Missouri
United Missouri Bank of Joplin.................................................    Missouri
United Missouri Bank of Monett.................................................    Missouri
United Missouri Bank of Springfield............................................    Missouri
United Missouri Bank of Warsaw.................................................    Missouri
CENTRAL MISSOURI BANKS
United Missouri Bank of Boonville..............................................    Missouri
United Missouri Bank of Jefferson City.........................................    Missouri
United Missouri Bank North Central (Brookfield)................................    Missouri
United Missouri Bank of Warrensburg............................................    Missouri
COLORADO BANKS
UMB Bank Colorado (Colorado Springs)...........................................    Colorado
UMB Columbine National Bank (Denver)...........................................    U.S.
EASTERN KANSAS BANKS
UMB City National Bank (Atchison)..............................................    U.S.
UMB Commercial National Bank (Kansas City).....................................    U.S.
UMB Highland Park Bank & Trust (Topeka)........................................    Kansas
UMB North Plaza State Bank (Topeka)............................................    Kansas
UMB Overland Park Bank (Overland Park).........................................    Kansas
UMB Security State Bank (Fort Scott)...........................................    Kansas
CENTRAL KANSAS BANKS
UMB Citizens Bank & Trust Co. (Manhattan)......................................    Kansas
UMB Farmers National Bank (Abilene)............................................    U.S.
UMB First Bank & Trust, n.a. (Concordia).......................................    U.S.
UMB National Bank of America (Salina)..........................................    U.S.
UMB Russell State Bank (Russell)...............................................    Kansas
UMB Security State Bank (Great Bend)...........................................    Kansas
BANKING-RELATED SUBSIDIARIES
UMB Community Development Corporation..........................................    Missouri
UMB Properties, Inc............................................................    Missouri
United Missouri Bank, U.S.A....................................................    Delaware
United Missouri Brokerage Services, Inc........................................    Missouri
United Missouri Insurance Company..............................................    Arizona
City Bond and Mortgage Co......................................................    Missouri
TIERED BANK HOLDING COMPANIES
FCB Corp.......................................................................    Delaware
Valley Bank Holding Co.........................................................    Colorado
The Village Corporation........................................................    Colorado
United Subsidiary, Inc.........................................................    Kansas
United Kansas Bancshares, Inc..................................................    Kansas
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